UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

Golden Ally Lifetech Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51185	16-1732674
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

901 S. Mopack Exp Building 1, Suite 300, Austin, TX 78746
(Address of principal executive offices)

512-430-1553
(Registrant’s telephone number, including area code)

Signet International Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2022, Golden Ally Lifetech Group, Inc. (“Golden Ally”) was merged with and into Signet International Holdings, Inc. (the “Company”) pursuant to a Certificate of Ownership and Merger (the “Certificate”) filed with the Delaware Secretary of State. Prior to that merger, Golden Ally was a subsidiary of the Company. In connection with the merger, the Company effectuated an amendment to its Certificate of Incorporation to change the corporate name of the Company (the “Name Change”) from “Signet International Holdings, Inc.” to “Golden Ally Lifetech Group, Inc.”

As previously disclosed in various current and periodic reports filed by the Company with the Securities and Exchange Commission, including a Current Report on Form 8-K filed on April 11, 2022, pursuant to a Share Purchase and Exchange Agreement dated February 28, 2022 (the “SPA”) in April 2022, the Company and the other parties to the SPA closed on certain transactions whereby Golden Ally became a subsidiary of the Company. In connection with those transactions, as previously disclosed in an Information Statement dated March 16, 2022 filed with the Securities and Exchange Commission and disseminated to the Company’s stockholders, the Company’s stockholders approved various corporate actions, including the Name Change. The Name Change was effectuated after the receipt of approval from Financial Industry Regulatory Authority, Inc. (“FINRA”).

A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Prior to effecting the Name Change, the Company submitted to FINRA a voluntary request for the change of the Company’s trading symbol. After the Name Change the trading symbol for the Company’s common stock will be “AQPW”. It is expected that the Name Change and new trading symbol will be declared effective in the market by FINRA on or about July 13, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished with this report:

	3.1	Certificate of Ownership and Merger

	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ALLY LIFETECH GROUP, INC.

Dated: July 13, 2022	By:	/s/ Oliver Keren Ban
	Name:	Oliver Keren Ban
	Title:	Chief Executive Officer